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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  April 13, 2000


                               Inamed Corporation
                               ------------------
               (Exact Name of Registrant as Specified in Charter)


      Delaware                     001-09741                      59-0920629
      --------                     ---------                      ----------
(State or Other Juris-         (Commission File                 (IRS Employer
diction of Incorporation)            Number)                 Identification No.)


5540 Ekwill Street - Suite D, Santa Barbara, California           93111-2919
-------------------------------------------------------           ----------
(Address of Principal Executive Offices)                          (Zip Code)


Registrant's telephone number:   (805) 692-5400


                                      N/A
                                      ---
         (Former Name or Former Address, if Changed Since Last Report)

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Inamed Corporation hereby files this Amendment No. 1 to its Current Report on
Form 8-K, filed with the Securities and Exchange Commission on April 20, 2000.

Item 7.  Financial Statements and Exhibits.

         (a) Financial Statements
             Not Applicable

         (b) Pro Forma Financial Information
             Not Applicable

         (c) Exhibits

             16.1 Letter from BDO Seidman, LLP resigning as independent certified public accountants to the Company

             16.2 Letter from BDO Seidman, LLP pursuant to Item 304(a)(3) of Regulation S-K





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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        INAMED CORPORATION


Date: May 4, 2000                     By: /s/ David E. Bamberger
                                          --------------------------------------
                                           Name:   David E. Bamberger
                                           Title:  Senior Vice President
                                                   Secretary and General Counsel



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                                 EXHIBIT INDEX

The following exhibits are filed herewith.

Exhibit                           Description

 16.1 Letter from BDO Seidman, LLP resigning as independent certified public accountants to the Company

 16.2    Letter from BDO Seidman, LLP pursuant to Item 304(a)(3) of
         Regulation S-K





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